UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the Appropriate Box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
iSUN, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
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Explanatory Note
This revised Preliminary Proxy on Schedule 14A supersedes in its entirety the Prelimary Proxy filed by iSun, Inc. with the Securities and Exchange Commission on April 13, 2021.

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of the Stockholders (the “Meeting”) of iSun, Inc., a Delaware corporation (the “Company”). Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the 2020 Annual Meeting of Stockholders will be a completely “virtual meeting.” The Meeting will be held exclusively online via live audio-only webcast on Friday, May 11, 2021 at 1:00 p.m. (Eastern Time). The Company will be holding its 2021 Annual Meeting as a virtual meeting via live audio-only webcast immediately after the conclusion of the 2020 Annual Meeting of Stockholders. All stockholders of the Company who are receiving these materials will simultaneously be receiving materials with respect to the 2021 Annual Meeting of Stockholders.
There will not be a physical meeting location. The Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/ISUN2020AM, where you will be able to attend the Meeting live, have an opportunity to submit questions, and vote online. We encourage you to allow ample time for online check-in which begins at 12:45 P.M. Eastern Time. Please note that you will not be able to attend the Meeting in person.
The principal business of the Meeting will be (i) to elect two (2) directors to serve until the 2023 Annual Meeting of Stockholders and until each of their successors is duly elected and qualified; (ii) to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2019; (iii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; (iv) To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; and (v) to transact such other business as may properly come before the Meeting or any adjournment thereof.
The record date for the Meeting is April 1, 2021. Only stockholders of record at the close of business on that date may vote at the Meeting or any adjournment thereof. We hope you will be able to attend the Meeting. Whether you plan to attend the Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the Proxy Statement. This will ensure your proper representation at the Meeting, whether or not you can attend.
By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
NOTICE OF 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, May 11, 2021
To the Stockholders of iSun, Inc.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Meeting”) of iSun, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”) will be held exclusively online via live audio-only webcast at 1:00 p.m. Eastern Time on Tuesday, May 11, 2021, or such later date or dates as such Meeting may be adjourned. A Proxy Statement and a Proxy Card are enclosed.
The Meeting will be held virtually and there will not be a physical meeting location. The Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/ISUN2020AM, where you will be able to attend the Meeting live, have an opportunity to submit questions, and vote online. We encourage you to allow ample time for online check-in, which begins at 12:45 P.M. Eastern Time. Please note that you will not be able to attend the Meeting in person. We are holding the Meeting for the purpose of considering and taking action on the following proposals:
1.	To elect two (2) directors to serve until the 2023 Annual Meeting of Stockholders and until each of their successors is duly elected and qualified;
2.	To ratify the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2019;
3.
To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation;

4.
To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; and

5.	To transact such other business as may be properly brought before the Meeting and any adjournments thereof.
These matters are more fully described in the Proxy Statement accompanying this Notice.
Our Board of Directors (the “Board”) has fixed the close of business on April 1, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our principal offices in Williston, Vermont for the 10 days prior to the Meeting for review for any purposes related to the Meeting.
THE iSUN 2020 ANNUAL MEETING CAN BE ACCESSED BY VISITING HTTPS://WWW.VIRTUALSHAREHOLDERMEETING.COM/ISUN2020AM, WHERE YOU WILL BE ABLE TO LISTEN TO THE MEETING LIVE, HAVE AN OPPORTUNITY TO SUBMIT QUESTIONS AND VOTE ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, TO ENSURE YOUR REPRESENTATION AT THE MEETING WE URGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY (1) VISITING THE INTERNET SITE LISTED ON THE ENCLOSED iSUN PROXY CARD, (2) CALLING THE TOLL-FREE NUMBER LISTED ON THE ENCLOSED iSUN PROXY CARD OR (3) SUBMITTING YOUR ENCLOSED iSUN PROXY CARD BY MAIL BY USING THE PROVIDED SELF-ADDRESSED, STAMPED ENVELOPE.
Submitting a proxy will not prevent you from attending the Meeting by means of remote communication and voting at the Meeting, but it will help to ensure that a quorum is present and avoid added solicitation costs. Any holder of record of iSun Common Stock as of the Record Date who attends the Meeting may vote virtually at the Meeting, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Meeting in the manner described in the accompanying Proxy Statement. If your shares are held in the name of a bank, brokerage firm or other nominee/agent, please follow the instructions on the voting instruction form furnished by your bank, brokerage firm or other nominee/agent.
Williston, Vermont
Dated: April  , 2021

By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
PROXY STATEMENT

FOR 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iSun, Inc. (“iSun,” the “Company,” “we,” “our,” or “us”) in connection with the virtual 2020 Annual Meeting of Stockholders of the Company to be held exclusively online via live audio-only webcast on Tuesday, May 11, 2021 at 1:00 p.m. Eastern Time (the “Meeting”).
GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING
Who Can Vote at the 2020 Virtual Annual Meeting?
Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record as of the close of business on April 1, 2021 (the “Record Date”) are entitled to receive notice of, attend and vote at the 2020 virtual Annual Meeting of Stockholders. You may attend the Meeting by visiting https://www.virtualshareholdermeeting.com/ISUN2020AM, where you will be able to listen to the Meeting live, have an opportunity to submit questions, and vote your shares of Common Stock if you held such shares as of the close of business on April 1, 2021. As of April 1, 2021, there were 8,778,732 shares of the Company’s Common Stock outstanding and entitled to vote.
Counting Votes
Consistent with state law and our bylaws, the presence, virtually or by proxy, of at least a majority of the shares entitled to vote at the Meeting will constitute a quorum for purposes of voting on a particular matter at the Meeting. Once a share is represented for any purpose at the Meeting, it is deemed present for quorum purposes for the remainder of the Meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the Meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from banks, brokerage firms or other nominees/agents holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.
Pursuant to our Second Amended and Restated Certificate of Incorporation the vote of: (i) a plurality of the votes cast will be required to elect each of the two director nominees (Proposal 1); (ii) a majority of votes cast will be required to ratify the appointment of the independent auditors for the year ended December 31, 2019 (Proposal 2); (iii) a vote of not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Company will be required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation (Proposal 3); and (iv) a vote of not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Company will be required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation (Proposal 4). (The only capital stock of the Company currently outstanding is Common Stock).
We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee/agent by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Meeting.

Attending the Meeting
You or your authorized proxy may attend the Meeting if you were a registered or beneficial stockholder of iSun Common Stock as of the Record Date.
To participate in the Meeting, visit https://www.virtualshareholdermeeting.com/ISUN2020AM and enter the 16-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to submit questions during the Meeting in the question box provided at https://www.virtualshareholdermeeting.com/ISUN2020AM. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.
If we experience technical difficulties during the Meeting (e.g., a temporary or prolonged power outage), we will determine whether the Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). If you encounter any difficulties accessing the Virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
If you are a Shareholder of Record (that is, you hold your shares through iSun’s transfer agent, Continental Stock Transfer & Trust), you do not need to register to attend the Meeting virtually on the internet. Please follow the instructions on the Proxy Card that you received. No proof of ownership is necessary because iSun can verify your ownership.
If you own shares in street name through an intermediary, such as a bank, broker or other nominee/agent, please follow the voting instructions provided to you by that nominee/agent in order to vote your shares.
SOLICITATION AND REVOCABILITY OF PROXIES
The enclosed proxy for the Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the proxy. If you vote by telephone or via the Internet, you do not need to return your Proxy Card, but you will need the control number printed on the Proxy Card to vote. If you choose to vote by mail, please mark, date and sign the Proxy Card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or by duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the virtual Meeting, withdrawing the proxy and voting virtually, but you will need the control number printed on the Proxy Card.
The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees/agents, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why did I receive these proxy materials?
We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
Whether or not you expect to attend the Meeting, please vote your shares as soon as possible in order to ensure your representation at the Meeting.
Can I access these proxy materials on the Internet?
Yes. The Notice of Annual Meeting, Proxy Statement, and 2019 Form 10-K are available for viewing, printing, and downloading at http://www.proxyvote.com. Our 2019 Form 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at www.isunenergy.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on http://www.proxyvote.com at least until the conclusion of the Meeting.
Who can vote at the Meeting?
Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record at the close of business on April 1, 2021, the Record Date for the Meeting, will be entitled to vote at the Meeting. On April 1, 2021, there were 8,778,732 shares of Common Stock (each entitled to one vote) outstanding.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust, you are considered the stockholder of record with respect to those shares, and the Notice and a Proxy Card were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm, broker dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Stockholder of Record: Shares Registered in Your Name
If on April 1, 2021, your shares of iSun, Inc. Common Stock were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Meeting or vote by proxy. Whether or not you plan to virtually attend the Meeting, we urge you to fill out and return the enclosed Proxy Card to ensure your vote is counted. When you mail in your Proxy Card, please keep a copy of the control number printed on your Proxy Card in case you wish to revoke the proxy on your Proxy Card, change your vote at the virtual Meeting or change your vote via the Internet or telephone as otherwise provided herein.
Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee/Agent
If on April 1, 2021, your shares of iSun, Inc. Common Stock were held in an account at a, bank, brokerage firm or other nominee/agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your bank, brokerage firm, or other nominee/agent on how to vote the shares in your account. You are also invited to attend the virtual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Meeting unless you request and obtain a signed letter or other valid proxy from your bank, brokerage firm or other nominee/agent.

What proposals am I voting on?
There are four matters scheduled for a vote at the Meeting: (i) to elect two (2) directors to serve until the 2023 Annual Meeting of stockholders and until each of their successors is duly elected and qualified; (ii) to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2019; (iii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; and (iv) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholder’s of the Company to be effected by written consent as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
The Board does not intend to bring any other matters before the Meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the Meeting, the individuals named on the Proxy Card, or their substitutes, will be authorized to vote on those matters in their own judgment.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of April 1, 2021.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote are present at the virtual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote virtually at the Meeting.
If you submit your proxy vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, as applicable, your shares will be counted as present at the Meeting for the purpose of determining a quorum.
Broker non-votes will be counted towards the quorum requirement.
Your shares also will be counted as present at the Meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote, as further provided below.
If there is no quorum, the Chairman or a majority of the votes present at the Meeting may adjourn the meeting to another date.
How do I vote?
The procedures for voting are set forth below:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote virtually at the Meeting, vote by proxy using the Proxy Card, vote via the Internet or by telephone. Whether or not you plan to attend the Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:
•
To participate in the virtual Meeting, visit https://www.virtualshareholdermeeting.com/ISUN2020AM and enter the 16-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to vote and to submit questions. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.

•
To vote using the Proxy Card, simply complete, date and sign the Proxy Card and return it promptly in the envelope provided. No postage is necessary if mailed in the United States. If you return your signed Proxy Card to us before the Meeting, we will vote your shares as you direct.

•
To vote through the Internet, go to http://www.isunenergy.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Proxy Card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 10, 2021. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Proxy Card.

•
To vote by phone, call 1-800-690-6903, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Proxy Card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 10, 2021. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Proxy Card.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or other Nominee
If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your bank, brokerage firm or other nominee/agent, you must vote your shares as provided in instructions on how to vote your shares by your bank, broker or other nominee/agent. Your bank, broker or other nominee/agent has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, broker or nominee/agent how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting.
If you are the beneficial owner of Shares registered in the name of a bank, brokerage firm or other nominee/agent, in order to vote virtually at the Meeting, you must first obtain a valid proxy from your bank, brokerage firm or other nominee/agent. Follow the instructions from your bank, brokerage firm or other nominee/agent included with these proxy materials, or contact your bank, brokerage firm or other nominee/agent to request a proxy form.
How many votes are required to approve each Proposal, and what is the effect of withholding my vote or abstaining, or a broker non-vote?
•
Proposal 1, Election of each of the two director nominees to the Board: Directors are elected by a plurality of the votes cast. With respect to the election of directors, you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees to the Board. “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of either of the two Director nominees. If you “WITHHOLD” authority to vote with respect to one or both of the nominees for the Board, your vote will have no effect on the election of either such nominee. Broker non votes will have no effect on the election of the nominees.

•
Proposal 2, Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2019. Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

•
Proposal 3, To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 3, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non votes will have the same effect as a vote “AGAINST” the Proposal.

•
Proposal 4, To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated

Certificate of Incorporation. With respect to Proposal 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 4, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Proposal.
Does my banker, broker or other nominee have discretionary power to vote on the Proposals?
If you hold your shares in street name and do not provide voting instructions to your bank, brokerage firm or other nominee/agent, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items for which no instructions are received, the shares will be treated as “broker non-votes.” Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be entitled to vote on the proposal(s) in question.
Proposal 2. Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2019 is considered a “discretionary” matter.
Proposal 1. Election of Two Directors, Proposal 3. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation and Proposal 4. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation, are considered “non-discretionary” matters.
For Proposal 1, if you WITHHOLD your vote, it will have no effect on the election of the directors.
Proposal 1. Election of Two Directors. In accordance with Company By-Laws, Proposal 1, the election of directors to the Board, directors will be elected by a plurality of the votes cast (meaning that the number of director nominees who receive the highest number of shares voted “FOR” their election are elected). In this case, only two nominees are being presented, so both will be elected if any votes “FOR” their election are cast.
With respect to the election of directors, you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board. If you “WITHHOLD” your vote, it will have no effect on the election of the directors. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for the election of the director nominees. Broker non-votes will have no effect on the election of the nominees.
For Proposals 2,3 and 4, if you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote AGAINST that Proposal.
Proposal 2, Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2019. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this proposal, your vote will have no effect for this proposal. Broker non-votes will have no effect on the vote for this Proposal. Your bank, brokerage firm or other nominee/agent does have discretionary authority to vote on Proposal 2 relating to the ratification of the selection of Marcum LLP as our independent public accounting firm for fiscal year ended December 31, 2019.
Proposal 3. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 3, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the proposal. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for Proposal 3.
Proposal 4, To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 4, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the proposal. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for Proposal 4.
As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf only with respect to Proposal 2 (ratification of the selection of the accounting firm).
What happens if I do not give specific voting instructions?
If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a Proxy Card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the virtual Meeting.
If you are a beneficial owner of shares held in street name and do not provide the bank, brokerage firm or other nominee/agent that holds your shares with specific voting instructions, the bank, brokerage firm or other nominee/agent may generally vote in its discretion on “discretionary” matters. However, if the bank, brokerage firm or other nominee/agent that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”
Proposals 1, 3 and 4 are considered as “non-discretionary'' matters. Proposal 2 is considered a “discretionary'' matter.
Can I change my vote after submitting my proxy, voting via the Internet or by telephone?
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed Proxy Card with a later date;
•	You may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);
•	You may send a written notice that you are revoking your proxy to: iSun, Inc., 400 Avenue, D, Suite 10, Williston, VT, 05495
•	You may attend the virtual Meeting and vote virtually. Simply attending the virtual Meeting will not, by itself, revoke your proxy.
If you hold your shares in street name, contact your bank, brokerage firm or other nominee/agent regarding how to revoke your proxy and change your vote. Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Meeting.
How can I find out the results of the voting at the virtual Meeting?
Preliminary voting results will be announced at the virtual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Meeting.

What does it mean if I receive more than one Proxy Card?
If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each Proxy Card, or vote your shares via the Internet or by telephone for each Proxy Card you received to ensure that all your shares are voted.
Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
When are stockholder proposals due for the 2022 Annual Meeting?
The Company did not receive any proposals from stockholders to be presented at the 2021 Annual Meeting of Stockholders which will be held immediately following the conclusion of the 2020 Annual Meeting of Stockholders. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be submitted in writing to Mr. Jeffrey Peck, Chief Executive Officer, iSun, Inc. 400 Avenue D, Suite 10, Williston, VT 05495, and received not later than December 24, 2021 to be includable in our Proxy Statement and related proxy for the 2022 Annual Meeting. However, if the date of the 2022 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before the Company begins to print and send its proxy materials.
A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before we begin to print and send our proxy materials.

Directors, Executive Officers and Corporate Governance
Directors and Executive Officers
Our directors and executive officers are as follows:
Name	Age	Position
Jeffrey Peck	50	Chief Executive Officer, President and Chairman of the Board
John Sullivan	46	Chief Financial Officer
Frederick Myrick	59	EVP of Solar and Director
Stewart Martin	56	Director
Daniel Dus	43	Director
Claudia Meer	59	Director
Jeffrey Peck was appointed Chief Executive Officer and President of the Company upon the closing of the Reverse Merger and Recapitalization between the Company and Jensysn Acquisition Corp. which occurred on June 20, 2019 (the “Reverse Merger and Recapitalization”). Mr. Peck previously was the majority owner and President of Peck Electric Co. (“Peck Electric”) since he purchased it from his family in the late 1990s. Since then, Mr. Peck transformed Peck Electric from a local electrical contracting business to one of the largest commercial solar EPC companies in the Northeastern United States, ranked 59th in the U.S. for 2020 by Solar Power World (listed as, “Peck Electric Company”). Mr. Peck grew Peck Electric to nearly 100 employees, with many employees having tenures over 30 years. Mr. Peck was also responsible for timing the strategic direction of Peck Electric’s focus into solar EPC at the time when solar installation became a profitable business in 2013 and also began investing in Company-owned arrays, with a portfolio now approximately three megawatts. Mr. Peck has served as Chairman of Vermont Electrical Contractors, Chairman of the Joint Health and Welfare Committee as well as the IBEW Local 300 Pension funds. Mr. Peck graduated from Champlain College in 1993. Mr. Peck is well qualified to serve as a director due to his extensive management experience of the Company.
John Sullivan was appointed Chief Financial Officer of the Company in August 2019. Mr. Sullivan previously served as Chief Financial Officer and Chief Operating Officer of Mammut Sports Group, Inc., a Swiss multinational mountaineering and trekking company, from July 2018 to August 2019. From October 2015 to July 2018, Mr. Sullivan served as Vice President of Finance, Administration and Control of Nokian Tyres, North America, a Finnish tire manufacturing company. In such roles, Mr. Sullivan developed and managed all financial, administrative and internal control responsibilities for such companies’ North American operations, among other responsibilities. From October 2007 to October 2015, Mr. Sullivan served as Chief Financial Officer of Century Arms, Inc., Century International Arms, Inc. and Century International Arms, Corp., U.S. based firearms importers and manufacturers, where he managed the financial and accounting divisions of such companies. Prior to serving in such executive roles, Mr. Sullivan held consulting and senior accountant positions at Green Cab, LLC, The Syndio Group, Gallagher, Flynn & Company, Little Man, Inc. and the New England Culinary Institute. Mr. Sullivan holds a B.S. in Business Management from Union Institute & University. Mr. Sullivan is well qualified to serve as a director due to his extensive experience as a corporate financial officer, CFO and COO.
Fredrick “Kip” Myrick was appointed to the Board of Directors of the Company and Executive Vice President of Solar upon the consummation of the Reverse Merger and Recapitalization, and had previously worked at Peck Electric for over 30 years since joining in 1988 as a journeyman electrician, including serving as Peck Electric’s Vice President until the consummation of the Reverse Merger and Recapitalization. In 1993, Mr. Myrick was promoted to foreman and successfully managed the numerous small and large-scale projects at Global Foundries, IBM’s chip-manufacturing business. From 1995 to 1998 Mr. Myrick held positions of general foreman and superintendent, then project manager/estimator in 2005. In 2006, Mr. Myrick became a significant minority shareholder in the Company and its Vice President, then started the Peck Solar division in 2008 and has managed the construction of the largest solar array in Vermont. Mr. Myrick is also responsible for the innovative dual-use farming of saffron with solar arrays in collaboration with the University of Vermont, which has attracted national news attention. Mr. Myrick is a NABCEP-certified Photovoltaic Installation Professional and holds a Vermont Master Electricians License. Mr. Myrick is well qualified to serve as a director due to his experience in solar project design and construction.
Stewart Martin was appointed to the Board of Directors of the Company upon the consummation of the Company’s Reverse Merger and Recapitalization with Jensyn Acquisition Corp. and previously served as a member of Jensyn’s Board of Directors since November 2016. Since August 2013, he has served as Executive Vice President,

Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. He previously served as Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors, which was acquired by Marsh & McLennan, LLC in November 2011. Mr. Martin is well qualified to serve as independent director due to his substantial management and previous board experience.
Daniel Dus was appointed to the Board of Directors of the Company in September 2019. Mr. Dus has served as the Head of Renewables Business, North America since July 2017 for Adani Solar USA, Inc., an affiliate of Adani Group, which is an integrated business conglomerate in India that consists of six publicly traded companies. In this role, Mr. Dus managed the construction of 453 megawatts in solar projects and developed a 1.8 gigawatt pipeline of solar projects for Adani Group in the U.S. From November 2015 to July 2017, Mr. Dus served as the chief development officer for Dynamic Energy Solutions, LLC, a full-service solar energy provider where Mr. Dus was responsible for new market entry, with a focus on greenfield development, community solar and shared renewables. From August 2013 to November 2015, Mr. Dus served as the chief strategy officer for Safari Energy, LLC, a solar power provider focused on serving real estate investment trusts, where Mr. Dus was responsible for business and project development process creation, integration, training and improvement. Prior to that, Mr. Dus served as the chief operations officer and the chief financial officer from September 2008 to August 2013 for Martifer Solar, S.A., a global solar photovoltaic power developer and engineering, construction and procurement, and operations and maintenance provider. At Martifer Solar, S.A., Mr. Dus was responsible for over 1,200 solar clients serviced under leases, power purchase agreements, direct purchase and community solar models, for managing a solar services platform that engaged 75 full time staff members and over 1,000 subcontracted laborers, and for obtaining corporate investment facilities and bonding facilities. Mr. Dus holds a Master of Business Administration from Drexel University and is a certified solar designer, Stanford-certified project manager, Villanova-certified Six Sigma Master Lean Blackbelt, and holds over fifty certificates in energy hedging, grid infrastructure and emerging energy technologies, as well as an OSHA 30. Mr. Dus owns the first property in the world ever powered by alternating current electricity. Mr. Dus is well qualified to serve as independent director due to his extensive industry and management experience.
Claudia Meer was appointed as a director on the iSun, Inc. Board of Directors on February 1, 2021, with such appointment effective as of February 1, 2021. The Board determined that Ms. Meer qualifies as “independent” in accordance with the published listing requirements of Nasdaq. Ms. Meer has been appointed to the Company’s Compensation Committee, Corporate Governance/Nominating Committee and Audit Committee. Ms. Meer’s appointment to the Board brought the Company into compliance with Nasdaq’s independent director and audit committee requirements as set forth in Listing Rule 5605.
Ms. Meer has more than 30 years’ experience in corporate finance, strategy, creative deal structuring and executive leadership in real estate, hospitality, telecom, and financial services industries. For the past twelve years she has driven financial transactions in the clean energy industry. Ms. Meer formerly served as Chief Investment Officer & Chief Financial Officer at AlphaStruxure, a venture created in early 2019 by the Carlyle Group and Schneider Electric to develop and fund clean energy infrastructure. Ms. Meer is qualified to serve on finance and audit committees as a financial expert.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Involvement in Certain Legal Proceedings
No officer, director, or persons nominated for such positions, promoter or significant employee of the Company has been involved in the last ten years in any of the following:
•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities or banking activities;

•
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity;

•	being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity; or
•	having any administrative proceeding been threatened against him/her related to their involvement in any type of business, securities, or banking activity.
Classified Board of Directors
In accordance with our Second Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes, i.e. Class A, Class B and Class C, with only one class of directors being elected in each year and each class serving a three-year term.
Our Board of Directors consists of five members. The only terms expiring at the 2020 Annual Meeting of Stockholders are the term of the Class A directors, i.e. Messrs. Dus and Martin.
During the fiscal year ended December 31, 2019, our Board of Directors held two meetings and acted by Unanimous Written Consent on two occasions and our Audit Committee held four meetings and acted by Unanimous Written Consent on no occasions. Our Compensation Committee did not meet during the fiscal year ended December 31, 2019. During the fiscal year ended December 31, 2019, each of our directors attended at least 75% of the Board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings but encourages the directors to attend if possible.
Committees of the Board of Directors
The standing committees of our Board of Directors consists of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of the committees report to the Board of Directors as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
The Board has established an Audit Committee of the Board of Directors, which during the year ended December 31, 2019 consisted of Messrs. Dus and Martin and an individual who resigned (due to a potential conflict of interest in connection with a pending merger transaction that was not completed) from the Board of Directors and all committees on which he served, each of whom met the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Effective as of February 1, 2021, Ms Meer serves as Chair of our Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.
The Audit Committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to the Nasdaq Capital Market that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. We have determined that each of Mr. Dus and Ms. Meer satisfy Nasdaq’s definition of financial sophistication and each also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement.
Compensation Committee
The current members of our Compensation Committee are Ms. Meer (as of February 1, 2021) and Messrs. Dus and Martin, with Mr. Martin serving as Chair of the Compensation Committee. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our President and Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
Our Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement. The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Corporate Governance and Nominating Committee
Our Corporate Governance and Nominating Committee is responsible for, among other matters: (1) identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; (2) overseeing the organization of our Board of Directors to discharge the Board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our Board of Directors a set of corporate governance guidelines and principles applicable to us.

Our Corporate Governance and Nominating Committee consists of Ms. Meer (as of February 1, 2021) and Messrs. Dus and Martin, with Mr. Dus serving as the chair. Our Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
During 2019, no officer or employee served as a member of the Company’s Compensation Committee. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Director Independence
Our Board of Directors has determined that Messrs. Dus and Martin and Ms. Meer are “independent directors” as such term is defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards.
Executive Compensation
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.
Compensation Program Objectives and Rewards
Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our Stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.
The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.
•	Base salary and benefits are designed to attract and retain employees over time.
•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•
Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

•
Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Named Executive Officers.

Benchmarking
We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of iSun’s Compensation Program
Base Salary
Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2019, the Board of Directors approved all executive officer base salary decisions.
Our Board of Directors determines base salaries for the Named Executive Officers annually, and the Board, upon recommendation of the Compensation Committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions.

Summary Compensation Table
The following table sets forth information regarding the compensation awarded to or earned by the executive officers listed below during the years ended December 31, 2020 and 2019. As an emerging growth company, we have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for only our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this Proxy Statement, these officers are referred to as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Peck Chief Executive Officer, President and Chairman	2020	$472,219	$78,847	$—	—	$—	$551,066
	2019	$299,600	$80,538	$—	—	$—	$380,138

Fred Myrick EVP of Solar	2020	$346,461	$79,066	$—	—	$—	$425,527
	2019	$299,600	$80,967	$—	—	$—	$380,567

John Sullivan Chief Financial Officer	2020	$167,453	$44,870	$—	—	$—	$212,323
	2019	$52,308	$36,527	$—	—	$—	$88,835
Nonqualified Deferred Compensation
We did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2020 and 2019. Similarly, we did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2020 and 2019. Our management or compensation committee may elect to provide our executive officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if we determine that doing so is in our best interests.
Outstanding Equity Awards as of December 31, 2019
On October 8, 2020, our Board of Directors adopted the iSun 2020 Equity Incentive Plan, and the Company’s stockholders voted to adopt the iSun 2020 Equity Incentive Plan at a Special Meeting of the Stockholders held on February 25, 2021. No option or other awards were issued to our Named Executive Officers or were outstanding as of December 31, 2019.
Executive Employment Agreements and Arrangements
None.
Equity Incentive Plans
On October 8, 2020, our Board of Directors adopted the iSun 2020 Equity Incentive Plan, and the Company’s stockholders voted to adopt the iSun 2020 Equity Incentive Plan at a Special Meeting of the stockholders held on February 25, 2021.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The percentage ownership information shown in the table below is based upon 8,778,732 shares of Common Stock outstanding as of April 1, 2021. The percentage ownership information shown in the table below excludes an aggregate of 566,407 shares of Common Stock issuable upon the exercise of 1,132,814 outstanding warrants to purchase one-half of one share of Common Stock at $5.75 per half share and an aggregate of 570 shares of Common Stock issuable in connection with 356 Units outstanding of April 1, 2021. The Units consist of one share of Common Stock, 1/10 of one share of Common Stock and a Warrant to acquire 1∕2 of one share of Common Stock at an exercise price of $5.75 per 1∕2 share.
Name and Address of Beneficial Owner(1)	Shares of Common Stock	Percentage Owned
5% or greater stockholders
Jeffrey Peck	1,375,304(2)	15.67%
Frederick Myrick	635,773(3)	7.24%
Altium Capital Management, LP 152 West 57th Street, 20th Floor New York, NY 10019	614,000	6.99%

Directors and executive officers
Jeffrey Peck	1,375,304(2)	15.67%
John Sullivan	—	N/A
Frederick Myrick	635,773(3)	7.24%
Daniel Dus	1,000	*
Stewart Martin	1,000	*
Claudia Meer	—	N/A
All officers and directors as a group (6 persons)	2,013,577	22.91%
*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the stockholders is 400 Avenue D, Suite 10, Williston, VT 05495.
(2)
Pursuant to a Voting Agreement dated June 20, 2019 between Mr. Peck and certain individuals (the “Key Holders”), Mr. Peck has sole voting power over the shares held by each of the Key Holders listed in this footnote 2, including 275,000 shares of Common Stock held by Mooers Partners, LLC, 275,000 shares of Common Stock held by Branton Partners, LLC, 213,318 shares of Common Stock held by Veroma, LLC, 90,660 shares of Common Stock held by Corundum, AB and 22,665 shares of Common Stock held by Joseph Bobier.

(3)	These shares are held by The Mykilore Trust of which Mr. Myrick is a trustee.
Certain Relationships and Related Transactions and Director Independence
Director Independence
Our Board of Directors presently consists of five members. Our Board of Directors has determined that each of Dus, Martin and Meer are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a) (15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.
In 2014, the minority stockholders of Peck Electric Co., who sold the building that the Company previously occupied, lent the proceeds to the majority stockholders of Peck Electric Co. who contributed $400,000 of the net proceeds as paid in capital. At December 31, 2020 and December 31, 2019, the amount owed of $73,000 and $117,605, respectively, is included in the “due to stockholders” as there is a right to offset.
In May 2018, stockholders of the Company bought out a minority stockholder of Peck Electric Co. The Company advanced $250,000 for the stock purchase which is included in the “due from stockholders”. At December 31, 2020 and December 31, 2019, the amounts due of $602,463 and $337,000, respectively, are included in the “due to stockholders” as there is a right to offset.
In 2019, the Company’s majority stockholders lent proceeds to the Company to help with cash flow needs. At December 31, 2020 and December 31, 2019, the amounts owed of $286,964 and $295,299, respectively, are included in the “due to stockholders” as there is a right to offset

The Company was an S-corporation through June 20, 2019 and as a result, the taxable income of the Company is reported on the owner’s tax returns and they are taxed individually. As a result, the Company has accrued a distribution for taxes of $266,814 at December 31, 2020 and December 31, 2019, respectively, to the owners of Peck Electric Co. for the period during which the Company was an S-corporation, which is included in the “due to stockholders” value below.
Communications with the Board of Directors on Corporate Governance and Related Matters
Stockholders and other parties may communicate directly with the Board or any relevant director by addressing communications to:
iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
All stockholder correspondence will be compiled and forwarded as appropriate.

PROPOSAL 1:
TO ELECT TWO (2) DIRECTORS TO SERVE UNTIL THE 2023 ANNUAL MEETING OF

STOCKHOLDERS AND UNTIL EACH OF THEIR SUCCESSORS IS DULY ELECTED AND QUALIFIED
At the Meeting, two (2) people are to be elected to the Board. Each of these directors will serve a three-year term as provided in the Company’s Second Amended and Restated Certificate of Incorporation and until a successor is elected and qualified. Each nominee currently serves on the Board.
Each nominee has consented to serve if elected. We expect that each nominee will be available for election, but if he is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.
The term of office of each person elected as a director, and the term of each person’s appointments to the Board’s Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee, will continue until our 2023 Annual Meeting or until each of their successors has been elected and qualified, or until the director’s death, resignation or removal.
Biographical and certain other information concerning each nominee for election to the Board is set forth below. Except as indicated below, neither director nominee is a director of any other reporting companies. We are not aware of any proceedings to which either director nominee, or any associate of such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Board Nominees
Name	Age
Daniel Dus	42
Stewart Martin	56
Background of Nominees
Daniel Dus was appointed to the Board of Directors of the Company in September 2019. Mr. Dus has served as the Head of Renewables Business, North America since July 2017 for Adani Solar USA, Inc., an affiliate of Adani Group, which is an integrated business conglomerate in India that consists of six publicly traded companies. In this role, Mr. Dus managed the construction of 453 megawatts in solar projects and developed a 1.8 gigawatt pipeline of solar projects for Adani Group in the U.S. From November 2015 to July 2017, Mr. Dus served as the chief development officer for Dynamic Energy Solutions, LLC, a full-service solar energy provider where Mr. Dus was responsible for new market entry, with a focus on greenfield development, community solar and shared renewables. From August 2013 to November 2015, Mr. Dus served as the chief strategy officer for Safari Energy, LLC, a solar power provider focused on serving real estate investment trusts, where Mr. Dus was responsible for business and project development process creation, integration, training and improvement. Prior to that, Mr. Dus served as the chief operations officer and the chief financial officer from September 2008 to August 2013 for Martifer Solar, S.A., a global solar photovoltaic power developer and engineering, construction and procurement, and operations and maintenance provider. At Martifer Solar, S.A., Mr. Dus was responsible for over 1,200 solar clients serviced under leases, power purchase agreements, direct purchase and community solar models, for managing a solar services platform that engaged 75 full time staff members and over 1,000 subcontracted laborers, and for obtaining corporate investment facilities and bonding facilities. Mr. Dus holds a Master of Business Administration from Drexel University and is a certified solar designer, Stanford-certified project manager, Villanova-certified Six Sigma Master Lean Blackbelt, and holds over fifty certificates in energy hedging, grid infrastructure and emerging energy technologies, as well as an OSHA 30. Mr. Dus owns the first property in the world ever powered by alternating current electricity. Mr. Dus is well qualified to serve as independent director due to his extensive industry and management experience.
Stewart Martin was appointed to the Board of Directors of the Company upon the consummation of the Company’s Reverse Merger and Recapitalization with Jensyn Acquisition Corp., and previously served as a member of Jensyn’s Board of Directors since November 2016. Since August 2013, he has served as Executive Vice President, Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. He previously served as Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors, which was acquired by Marsh & McLennan, LLC in November 2011. Mr. Martin is well qualified to serve as independent director due to his substantial management and previous board experience.

Director Independence
Our Board of Directors has determined that each of Messrs. Dus and Martin is “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.
Each of Messrs. Dus and Martin will receive the standard compensation amounts payable to non-employee directors of the Board. Pursuant to these arrangements, each will be paid (i) an annual retainer in the amount of $36,000 for Board membership, inclusive of all Board meetings and committee meetings; (ii) an annual retainer in the amount of $10,000 for service as a Committee chair; and (iii) a one-time grant of 3,000 shares of iSun Common Stock to vest proportionally over each Director’s term.
Required Vote
The Director nominees will be elected by a plurality of the votes represented by the shares of Common Stock present at the Meeting virtually or by proxy.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019
The Company’s stockholders are being asked to ratify the Board’s appointment of Marcum LLP as our independent registered public accounting firm for fiscal year ended December 31, 2019. Marcum LLP has provided services in connection our financial statements since October 8, 2019.
The Company’s organizational documents do not require that the stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm, and stockholder ratification is not binding on the Company, the Board or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the selection of Marcum LLP as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain Marcum LLP. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of our independent registered public accounting firm.
Principal Accounting Fees and Services
Audit Fees
The following table presents fees billed for professional services rendered by Marcum LLP for the year ended December 31:
	2020	2019
Audit Fees(1)	$281,859	$93,565
Tax Fees	—	—
All Other Fees	—	—
Total	$281,859	$93,565
(1)
Audit fees for the audit of the consolidated financial statements for the year ended December 31, 2020 and review of the financial statements in the Company’s Form 10-Q for the year ended December 31, 2020.

The following table presents fees billed for professional services rendered by McSoley McCoy & Co for the year ended December 31:
	2020	2019
Audit Fees(2)	$—	$—
Tax Fees	—	—
All Other Fees	8,975	—
Total	$8,975	$—
(2)	Audit fees for the audit of the consolidated financial statements for the year ended December 31, 2019.
The following table presents fees billed for professional services rendered by CohnReznick LLP for the year ended December 31:
	2020	2019
Audit Fees	$—	$—
Tax Fees	—	—
All Other Fees(3)	—	7,500
Total	$—	$7,500
(3)	Fees for the consent to utilize opinion in the Company’s Form 10-Q for the quarter ended June 30, 2019 and September 30, 2019.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.
The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
A representative of Marcum LLP is expected to attend virtually at the 2020 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.
Required Vote
The affirmative vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy at the Meeting and entitled to vote on the matter is needed to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2019.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT
The Report of the Company’s Audit Committee for the year ended December 31, 2019 is attached as Appendix A-1

PROPOSAL 3:
TO APPROVE AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION FROM 66.667% TO A SIMPLE MAJORITY, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The complete text of the Company’s Third Amended and Restated Certificate of Incorporation is attached as Appendix A-2
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
General
The Board has recommended that the stockholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Purpose of the Amendment and Restatement
The Board believes it is in the best interests of the Company to amend the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation in order to give the Company greater flexibility in considering and planning for future corporate needs, including facilitating further amendments to the Certificate of Incorporation.
Effects of the Amendment
If the proposed Amendment is approved, future amendments to the Company’s Certificate of Incorporation will require a simple majority of the total voting power of all outstanding shares of capital stock rather than a two-thirds majority (66.667%) vote of such shares.
Effective Date
If our stockholders approve Proposal 3, the third amended and restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the Proposal, our Board reserves the right to elect not to proceed with the Amendment, if, at any time prior to filing the Certificate of Incorporation, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Amendment.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION FROM 66.667% TO A SIMPLE MAJORITY, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 4:
TO APPROVE AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE STOCKHOLDERS OF THE COMPANY TO BE EFFECTED BY WRITTEN CONSENT, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
The complete text of the Company’s Third Amended and Restated Certificate of Incorporation is attached as Appendix A-2
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
General
The Board has recommended that the stockholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Purpose of the Amendment and Restatement
The Board believes it is in the best interests of the Company to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation in order to give the Company greater flexibility in considering and planning for future corporate needs, including facilitating further amendments to the Certificate of Incorporation.
Effects of the Amendment
If the proposed Amendment is approved, any action required or permitted to be taken by the stockholders of the Company may be effected by written consent, as set forth in the Company’s proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Effective Date
If our stockholders approve Proposal 4, the fourth amended and restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the Proposal, our Board reserves the right to elect not to proceed with the Amendment, if, at any time prior to filing the Certificate of Incorporation, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Amendment.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE STOCKHOLDERS OF THE COMPANY TO BE EFFECTED BY WRITTEN CONSENT, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

The Board knows of no other matters that will be presented for consideration at the Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed Proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed Proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the virtual Meeting, you may revoke your Proxy at that time and vote virtually, if you wish. Otherwise your Proxy will be voted for you.
By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

Appendix A-1
Audit Committee Report - Year Ended December 31, 2019
The Audit Committee was established to implement and to support oversight function of the Board of Directors with respect to the financial reporting process, accounting policies, internal controls and independent registered public accounting firm of iSun, Inc.
Each member of the Audit Committee is an “independent” director and “financially literate” as determined by the Board, based on the listing standards of Nasdaq. Each member of the Audit Committee also satisfies the Securities and Exchange Commission’s additional independence requirements for members of audit committees. In addition, the Board has determined that Mr. Dus, the Chair of the Audit Committee, qualifies as an “audit committee financial expert,” as rdefined by the Securities and Exchange Commission’s rules and regulations.
In fulfilling its responsibilities, the Audit Committee:
•	reviewed and discussed the audited financial statements with management and our independent auditors;
•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended;
•
received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and

•	considered the compatibility of non-audit services with the independent registered public accounting firm’s independence and has discussed with the independent accounting firm its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements of iSun, Inc. be included in its Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Respectfully submitted by the Audit Committee of the Board of Directors,
Daniel Dus, Chair
Stewart Martin
A-1-1

Appendix A-2
CERTIFICATE OF AMENDMENT AND RESTATEMENT
OF
CERTIFICATE OF INCORPORATION
OF
iSUN, INC.,
a Delaware corporation
iSun, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify that:
FIRST: The name of the corporation is iSun, Inc. (the “Corporation”)
SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Company’s Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment and Restatement of Certificate of Incorporation (this “Certificate of Amendment”).
THIRD: Upon the effectiveness of this Certificate of Amendment, the Company’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated as set forth in Appendix A-2 attached hereto.
FOURTH: This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law.
FIFTH: This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the Delaware General Corporation Law.
SIXTH: This Certificate of Amendment will be effective upon filing with the Secretary of State of Delaware.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this 11th day of May, 2021.
iSUN, INC.

By:	/s/ Jeffrey Peck
Jeffrey Peck
Chairman
A-2-1

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iSUN, INC.
May 11, 2021
iSUN, INC., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.	The present name of the Corporation is “iSun, Inc.”
2.	The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 8, 2014 (the “Original Certificate”).
3.
This Third Amended and Restated Certificate of Incorporation (this “Certificate”) amends, restates and integrates the provisions of the Second Amended and Restated Certificate of Incorporation which was filed with the Secretary of State of the State of Delaware on June 19, 2019 (the “Second Amended and Restated Certificate”).

4.
This Certificate was duly approved and adopted by the Board of Directors of the Corporation (the “Board”) and stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

5.	This Certificate shall become effective upon filing with the Secretary of State of Delaware.
6.	The text of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to read in full as follows:
FIRST: The name of the corporation is iSun, Inc. (the “Corporation”).
SECOND: The registered office of the Corporation is to be located at 874 Walker Road, Suite C, Dover, Delaware 19904, County of Kent. The name of its registered agent at that address is United Corporate Services, Inc.
THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.
FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 50,000,000, of which 49,000,000 shares shall be Common Stock, par value $.0001 per share (“Common Stock”), and 1,000,000 shares shall be Preferred Stock, par value $.0001 per share (“Preferred Stock”).
A.
Preferred Stock. The Board or any authorized committee thereof is expressly granted authority, to the fullest extent permitted by law, to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board or such committee providing for the issue of such series (a “Preferred Stock Designation”). Except as otherwise provided in any Certificate of Designation of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.	Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock Common Stock are as follows:
(i)
Voting. Except as otherwise expressly required by law or provided in this Certificate, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of the Common Stock shall exclusively possess all voting power. Each share of Common Stock shall have one vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of

A-2-2

the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation). Except as otherwise expressly required by law or provided in this Certificate, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, there shall be no cumulative voting.
(ii)
Dividends. Subject to any other provisions of this Certificate and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(iii)
Liquidation, Dissolution or Winding-Up. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

C.
Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.
Number. The number of directors of the Corporation (exclusive of directors who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed at five.

B.
Classes, Election, Term and Vacancies. Subject to Article Fifth, paragraph D hereof, the Board shall be divided into three classes: Class A, Class B and Class B. The number of directors in each class shall be nearly as equal as possible. Prior to the filing of this Certificate the Board of Directors was comprised of five directors: two Class A directors whose term expires at the 2020 Annual Meeting of Stockhodler, one Class B director whose terms expires at the 2021 Annual Meeting and two Class C directors whose terms expire at the 2022 Annual Meeting of Stockholders. Directors (including incumbent directors) who are elected to succeed those directors whose term has expired shall be elected for a term expriring at the third Annual Meeting of Stockholders succeeding their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and

A-2-3

until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.
C.
Removal. Subject to Article Fifth, paragraph D hereof, any or all of the directors (including persons elected by directors to fill vacancies in the Board) may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D.
Preferred Stock – Directors. Notwithstanding any other provision of this Article Fifth, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article Fifth unless expressly provided by such terms.

E.	No Ballot Required. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.
F.
Bylaws. The Board shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

G.
Approval of Contracts or Acts. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the Common Stock voted at such meeting (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

H.
Additional Powers. In addition to the powers and authorities hereinbefore stated or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

I.
Special Meetings of the Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Corporation or the Board pursuant to a resolution adopted by the Board.

J.	Section 203 of the DGCL. The Corporation expressly elects not to be governed by Section 203 of the DGCL.
K.
Action by Written Consent. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent of the stockholders in accordance with the DGCL.

SIXTH: Indemnification.
A.
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the

A-2-4

DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.
B.
The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all officers and directors whom it may indemnify pursuant thereto (each an “indemnitee”). Expenses (including attorneys’ fees) incurred by such indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such indemnitee may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

C.
The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article Sixth shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Corporation’s bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise

D.
Any repeal or amendment of this Article Sixth by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Article Sixth, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

E.	This Article Sixth shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
SEVENTH: Creditors. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
EIGHTH: Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate or bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eighth. The choice of forum provision set forth in this Article Eighth does not apply to any actions arising under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.
A-2-5

NINTH: Amendments to this Certificate.
A.
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

B.
Notwithstanding anything contained in this Certificate or in the Corporation’s bylaws to the contrary, and notwithstanding the fact that a lesser percentage may be specified by the DGCL, this Certificate shall not be amended unless such action is approved by the affirmative vote of the holders of not less than a simple majority of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

TENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall apply with respect to any of the Corporation’s officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed by the undersigned authorized officer as of the date first set forth above.
ISUN, INC.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	President and Chief Executive Officer
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ISUN2020AM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D49578-P54092

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

iSUN, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Withhold
1a. Daniel Dus	☐	☐
1b. Stewart Martin	☐	☐

NOTE: iSun, Inc. will transact no other business at the iSun Virtual Annual Meeting, except such business as may properly be brought before the iSun Virtual Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D49579-P54092

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
iSUN, INC.
2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2021 1:00 P.M. EASTERN TIME

The undersigned stockholder(s) hereby appoint(s) Jeffrey Peck and John Sullivan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of voting stock of iSUN, INC. that the stockholder(s) is/are entitled to vote at the 2020 iSun Virtual Annual Meeting to be held exclusively online via live audio-only webcast on May 11, 2021 at 1:00 p.m., Eastern Time, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If the Proxy is signed but no such direction is made, this Proxy will be voted as recommended by the iSun Board of Directors. If any other business is presented at the 2020 iSun Virtual Annual Meeting, this Proxy will be voted by the above named proxies at the direction of the iSun Board of Directors. This Proxy revokes any prior Proxy given by the undersigned.

Continued and to be signed on reverse side